UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported):      May 11, 2011
AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15663	75-2847135

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300
Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      469-522-4200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition
     On May 16, 2011, American Realty Investors, Inc. (“ARL” or the “Issuer” or the “Registrant”) announced its operational results for the quarter ended March 31, 2011. A copy of the announcement is attached as Exhibit “99.1.”
     The information furnished pursuant to Item 2.02 of this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.
Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Securityholders
     On May 11, 2011, the Annual Meeting of Stockholders of ARL was held following a solicitation of proxies pursuant to a Notice of Annual Meeting and related Proxy Statement dated April 8, 2011 distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of April 6, 2011, 11,581,074 shares of Common Stock were outstanding with each share being entitled to cast one vote.
     At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non votes:

	No. of Votes	%		No. of Votes	Broker Non-
Name	For	For	No. of Votes Against	Abstained	Votes
Henry A. Butler	10,628,707	90.62%	94,117	—	—
Robert A. Jakuszewski	10,629,459	90.63%	93,365	—	—
RS L. Lemke	10,630,928	90.64%	91,896	—	—
Ted R. Munselle	10,630,506	90.64%	92,318	—	—
Martha C. Stephens	10,633,780	90.67%	89,044	—	—
All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.
     The only other matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2011 and any interim period. A total of 11,111,468 votes were cast FOR, 10,795 votes were cast AGAINST and 76,973 votes ABSTAINED from voting with respect to such proposal.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.
     The following exhibit is furnished with this Report:

Exhibit
Designation	Description of Exhibit
99.1*	Press Release dated May 16, 2011.

*Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: May 16, 2011	AMERICAN REALTY INVESTORS, INC.
	By:	/s/ Gene S. Bertcher
Gene S. Bertcher, ExecutiveVice President and Chief Financial Officer